UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 11, 2012
CAMDEN PROPERTY TRUST
(Exact name of Registrant as Specified in Charter)

Texas	1-12110	76-6088377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Three Greenway Plaza, Suite 1300, Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (713) 354-2500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 11, 2012, Camden Property Trust (the "Company") held its 2012 Annual Meeting of Shareholders (the "Annual Meeting"). At the Annual Meeting, shareholders of the Company approved an amendment to the Company's Amended and Restated Declaration of Trust to increase the authorized number of common shares the Company may issue from 100,000,000 to 175,000,000. A copy of the form of this amendment is filed with this Form 8-K as Exhibits 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
At the Annual Meeting, there were 79,143,144 common shares entitled to be voted; 72,882,769 shares were voted in person or by proxy. The Company's shareholders voted on the following matters at the Annual Meeting:
1.    Election of the ten trust managers nominated by the Board of Trust Managers to hold office for a one-year term;
2.    Ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2012;
3.    Approval of an amendment to the Company's Amended and Restated Declaration of Trust to increase the authorized number of common shares it may issue from 100,000,000 to 175,000,000; and
4.    On an advisory basis, approval of the executive compensation disclosed in the Proxy Statement.
Each of these matters was approved by the requisite number of shareholders. The results of the shareholder votes are set forth below:
Board of Trust Managers

	Affirmative	Withheld
Richard J. Campo	67,680,031	1,519,381
Scott S. Ingraham	67,431,430	1,767,982
Lewis A. Levey	68,317,227	882,185
William B. McGuire, Jr.	69,048,438	150,974
D. Keith Oden	68,243,821	955,591
F. Gardner Parker	59,570,382	9,629,030
William F. Paulsen	67,858,039	1,341,373
Frances Aldrich Sevilla-Sacasa	69,148,707	50,705
Steven A. Webster	57,564,836	11,634,576
Kelvin R. Westbrook	68,789,092	410,320

There were 3,683,357 broker non-votes with respect to the election of trust managers.

Independent Registered Public Accounting Firm

Affirmative	Negative	Abstentions
72,711,894	139,950	30,925

Approval of Amendment to Declaration of Trust

Affirmative	Negative	Abstentions	Broker Non-Votes
69,983,341	2,859,140	40,288	—

Approval, on an Advisory Basis, of Executive Compensation

Affirmative	Negative	Abstentions	Broker Non-Votes
66,582,677	2,573,376	43,359	3,683,357

Item 9.01    Financial Statements and Exhibits
(c)    Exhibits
The Exhibit to this Report is listed on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2012
CAMDEN PROPERTY TRUST

By:    /s/ Michael P. Gallagher
Michael P. Gallagher
Vice President - Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number    Title

3.1	Form of Amendment to the Amended and Restated Declaration of Trust of Camden Property Trust effective as of May 11, 2012